May 28, 2008


                          CM ADVISERS FIXED INCOME FUND
                          -----------------------------

               A No-Load Series of the CM Advisers Family of Funds

                   SUPPLEMENT TO PROSPECTUS DATED JULY 1, 2007


The  following  Financial  Highlights  table  replaces  the  existing  Financial
Highlights  table  of the CM  Advisers  Fixed  Income  Fund  on  page  30 of the
Prospectus:


CM ADVISERS FIXED INCOME FUND
FINANCIAL HIGHLIGHTS (As Restated.)
--------------------------------------------------------------------------------

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:
--------------------------------------------------------------------------------
                                                                     PERIOD
                                                                      ENDED
                                                                   FEBRUARY 28,
                                                                      2007 (a)
--------------------------------------------------------------------------------
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

   Net asset value at beginning of period .......................  $   10.00
                                                                   ------------

   Income from investment operations:
     Net investment income ......................................       0.29
     Net realized and unrealized gains on investments ...........       0.84
                                                                   ------------
   Total from investment operations .............................       1.13
                                                                   ------------

   Less distributions:
     Dividends from net investment income .......................      (0.29)
     In excess of net investment income..........................      (0.18)
                                                                   ------------
   Total distributions ..........................................      (0.47)
                                                                   ------------


   Proceeds from redemption fees collected (Note 2) .............        0.00(f)
                                                                   ------------

   Net asset value at end of period .............................  $   10.66
                                                                   ============

   Total return (b) .............................................      11.39%(c)
                                                                   ============

RATIOS AND SUPPLEMENTAL DATA:
   Net assets at end of period (000's) ..........................  $   3,126
                                                                   ============

   Ratio of gross expenses to average net assets ................       7.28%(e)

   Ratio of net expenses to average net assets (d) ..............       1.50%(e)

   Ratio of net investment income to average net assets (d) .....       3.28%(e)

   Portfolio turnover rate ......................................          0%

(a) Represents the period from the commencement of operations (March 24, 2006) through February 28, 2007.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)   Not annualized.

(d) Ratio was determined after investment advisory fee waivers and/or expense reimbursements.

(e)   Annualized.

(f)   Amount rounds to less than $0.01 per share.




                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                              FOR FUTURE REFERENCE
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